                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 25, 1999




                                    HIA, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


    New York                         0-9599                     16-1028783
----------------                  -----------               -------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)              Identification No.)
 incorporation)

                               4275 Forest Street
                                Denver, Colorado                   80216
                    -------------------------------------         -------
                   (Address of principal executive office)       (Zip Code)

       Registrant's telephone number, including area code: (303) 394-6040




        (Former name or former address, if changed since last report): NA

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On May 25, 1999, the Company acquired from Bruce J. Grinnell, Jr. all of the issued and outstanding common stock of Western Pipe Supply, Inc., a Colorado corporation ("WPS"), for a purchase price of $2,662,495. Of the total purchase price, $1,485,385 was paid in cash and $1,177,110 was in the form of a subordinated promissory note, amortizable over 10 years, bearing interest at 8% per annum. The subordinated promissory note is secured by a portion of the outstanding common stock of WPS. The cash portion of the purchase price was paid in part from additional borrowings on the Company's existing line of credit from Norwest Bank Denver and in part with the proceeds of a new $1,000,000 loan from Norwest Bank Denver which is repayable over five years with interest at 8.25% per annum. In addition, the Company borrowed $442,504 against its line of credit with Norwest Bank Denver to refinance WPS's bank debt.

                  WPS is engaged in the business of distributing plumbing, irrigation and sprinkler supplies. It has locations in Boulder and Fort Collins, Colorado. The assets of WPS consist primarily of inventory and the equipment and trade fixtures in its two locations. WPS leases the land and buildings it occupies from partnerships of which Mr. Grinnell is a member. The Company intends to continue the business of WPS substantially in accordance with past practices, modified to fit the Company's systems and procedures.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial Statements of Businesses Acquired.

                           The financial statements of WPS required by this Item
will be filed by amendment within 60 days after the date that this report was due.

                  (b) Pro Forma Financial Information.

                           The pro forma financial information required by this
Item relating to the acquisition described above will be filed by amendment within 60 days after the date that this report was due.

                  (c) Exhibits.

                           2.1 Stock Purchase Agreement between Bruce J. Grinnell, Jr., as Seller, CPS Distributors, Inc., as Buyer, and HIA, Inc., as Guarantor dated as of March 30, 1999.

                           10.1 Second Amended and Restated Credit Agreement dated as of May 25, 1999 among CPS Distributors, Inc., Water Systems, Inc.,

                                    Western Pipe Supply Co., Inc., and Norwest
                                    Bank Colorado, National Association.

                           10.2 Amended and Restated Guaranty by Company dated May 25, 1999 by HIA, Inc. for the benefit of Norwest Bank Colorado, N.A.

                                    SIGNATURE

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HIA, INC.



Date: June 8, 1999                      By:  /s/ Alan C. Bergold
                                           --------------------------------
                                            Alan C. Bergold, President

                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                                       DESCRIPTION
-------                                      -----------
 2.1                      Stock Purchase Agreement between Bruce J. Grinnell,
                          Jr., as Seller, CPS Distributors, Inc., as Buyer, and
                          HIA, Inc., as Guarantor dated as of March 30, 1999.

 10.1 Second Amended and Restated Credit Agreement dated as of May 25, 1999 among CPS Distributors, Inc., Water
                          Systems, Inc., Western Pipe Supply Co., Inc., and
                          Norwest Bank Colorado, National Association.

 10.2                     Amended and Restated Guaranty by Company dated May 25,
                          1999 by HIA, Inc. for the benefit of Norwest Bank
                          Colorado, N.A.